UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2004

Aquila, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-03562	44-0541877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West 9th, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(816) 421-6600

(Former name or former address, if changed since last report):	Not Applicable

Item 5.  Other Events

On June 14, 2004, the United States District Court for the Western District of Missouri, Western Division entered a temporary order restraining Aquila, Inc. and Aquila Merchant Services, Inc. from using the proceeds of recent asset sales for any purpose.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit—99.1, Order of the United States District Court For The Western District Of Missouri Western Division.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquila, Inc.

By:	/s/ Rick J. Dobson
Rick J. Dobson
Senior Vice President and
Chief Financial Officer

Date: June 14, 2004